EXHIBIT 10.3

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AGREEMENT is made the 12th day of April, 2022.

BETWEEN:

EDESA BIOTECH INC., a company incorporated pursuant to the laws of the Province of British Columbia (the “Employer”)

OF THE FIRST PART

- and -

MICHAEL BROOKS, of the City of Toronto, in the Province of Ontario (the “Employee”)

OF THE SECOND PART

WHEREAS:

A.	The parties hereto have entered into an Employment Agreement dated June 14, 2019 (the “Employment Agreement”);

B.	The parties hereto have entered into an amendment agreement to the Employment Agreement dated March 19, 2021 (the “First Amending Agreement”); and

C.	The parties wish to make certain further amendments to the Employment Agreement with respect to the Employee’s compensation.

NOW THEREFORE in consideration of the covenants and agreements herein, and for other good and valuable consideration given by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereby agree to amend the Employment Agreement as follows:

1.	The first paragraph of Section 3 entitled “Compensation and Benefits” is deleted in its entirety and replaced with the following in its place and stead:

“In consideration of the services to be provided hereunder, the Employee, during the term of his employment, shall be paid a gross annual base salary of $310,500 USD (“Base Salary”), retroactive to March 24, 2022, payable in equal bi-weekly installments, in arrears, less applicable statutory deductions and withholdings. Salaries are reviewed annually in March on the basis of such factors as, but not limited to, merit, market performance, job grade and potential. However, any increase to the Employee’s Base Salary is in the sole discretion of the Employer.”

2.	This agreement may be signed and delivered electronically or by facsimile in one or more counterparts, each of which, when taken together, shall be deemed to be one and the same agreement.

3.	In all other respects, the Employment Agreement remains in full force and effect unamended.

1

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed effective the date first noted above.

/s/ Michael Brooks
MICHAEL BROOKS

EDESA BIOTECH INC.
By:	/s/ Pardeep Nijhawan
Name: Pardeep Nijhawan
Title: Chief Executive Officer

2